UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Histogen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

10655 Sorrento Valley Road, Suite

200 San Diego, CA 92121

NOTICE OF 2023 ANNUAL MEETING OF

STOCKHOLDERS AND PROXY

STATEMENT

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Histogen Inc. (the “Company”) will be held virtually, via live webcast at www.virtualshareholdermeeting.com/HSTO2023, which allows all of our stockholders to participate no matter where they are located, on Tuesday, June 20, 2023, at 8:00 a.m., Pacific time, for the following purposes:

1.
To elect one director to serve as a Class I director for a three-year term to expire at the 2026 annual meeting of stockholders (the “Election of the Director Proposal”);
2.
To approve an amendment to our 2020 Incentive Award Plan (the “2020 Plan”) to increase the number of shares authorized for issuance thereunder by 500,000 shares (the “Stock Plan Amendment Proposal”);
3.
To consider and vote upon the ratification of the selection of Mayer Hoffman McCann P.C. (“MHM) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);
4.
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “Say on Pay Proposal”); and
5.
To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote (i) “FOR” the nominee to the Board named in the Election of Director Proposal; (ii) “FOR” the Stock Plan Amendment Proposal; (iii) “FOR” our Auditor Ratification Proposal; and (vi) “FOR” the “Say on Pay” Proposal.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our Board of Directors (the “Board”) has fixed the close of business on April 27, 2023 as the Record Date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you expect to attend our Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice. If you plan to attend our Annual Meeting virtually via the live webcast and wish to vote your shares at the virtual meeting, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting virtually.

By Order of the Board of Directors,

Steven J. Mento, Ph.D.
President and Chief Executive Officer
San Diego, California May 1, 2023

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. Instructions regarding the different methods for voting your shares are provided under the section entitled “General Information About the Annual Meeting and Voting.”

This notice of our Annual Meeting of Stockholders and the accompanying proxy statement and form of proxy are being distributed and made available on or about May 3, 2023.

i

10655 Sorrento Valley Road, Suite 200

San Diego, CA 92121

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 20, 2023

The Board of Directors of Histogen Inc. (the “Company” or “Histogen”) is soliciting the proxies for use at the 2023 Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/HSTO2023, which allows all of our stockholders to participate no matter where they are located, on Tuesday, June 20, 2023, at 8:00 a.m., Pacific time, and any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 20, 2023.

This proxy statement, the form of proxy card, and our Annual Report on Form 10-K are available electronically at www.virtualshareholdermeeting.com/HSTO2023.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy?

Our 2023 proxy materials and our 2022 Annual Report are accessible at: www.virtualshareholdermeeting.com/HSTO2023.

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We intend to begin mailing this proxy statement, the attached notice of Annual Meeting and the enclosed proxy card on or about May 3, 2023 to all stockholders of record entitled to vote at the annual meeting.

Stockholders Entitled to Vote?

Only stockholders who own our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on April 27, 2023, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.

How will the shares be voted at the Annual Meeting?

Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to cast one vote on each matter submitted to the stockholders at the Annual Meeting. As of the Record Date, there were 4,271,759 shares of our Common Stock issued and outstanding.

What am I voting on?

There are four proposals scheduled for a vote:

Proposal 1: To elect one director to serve as a Class I director for a three-year term to expire at the 2026 annual meeting of stockholders (the “Election of the Director Proposal”).

Proposal 2: To approve an amendment to our 2020 Incentive Award Plan (the “2020 Plan”) to increase the number of shares authorized for issuance thereunder by 500,000 shares (the “Stock Plan Amendment Proposal”).

Proposal 3: To consider and vote upon the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Proposal 4: To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or the SEC (the “Say on Pay Proposal”).

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name with our registrar and transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you directly by us. If your shares are held in a stock brokerage account, by a bank, broker, or other agent, you are considered the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by your bank, broker, or other agent that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your bank, broker, or other agent on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

How do I vote by proxy?

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

•
Via the Internet: If you are a stockholder of record, you may vote at www.proxyvote.com, 24 hours a day, seven days a week by following the Internet voting instructions on your proxy card.

•
By Telephone: If you are a stockholder of record, you may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week by following the telephone voting instructions on your proxy card.
•
Virtually: This year’s Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically during the meeting visiting www.virtualshareholdermeeting.com/HSTO2023 on Tuesday, June 20, 2023, at 8:00 a.m., Pacific time. To be admitted to the Annual Meeting you will need to enter the control number included in your proxy materials at www.virtualshareholdermeeting.com/HSTO2023. There is no physical location for the Annual Meeting. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/HSTO2023 and on the proxy card.
•
By Mail, if You Requested a Printed Copy of Your Proxy Materials: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and requested a printed copy of the proxy materials, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. To vote during the live webcast of the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•
you may grant a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•
you may notify our corporate secretary, Susan A. Knudson, in writing before the Annual Meeting that you have revoked your proxy by mailing a written notice of revocation to the attention of Susan A. Knudson, Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121; or
•
you may vote during the live webcast of the Annual Meeting.

Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person at the virtual meeting

What constitutes a quorum?

The presence at the Annual Meeting, virtually or by proxy, of holders representing one-third (1/3) of the voting power of the capital stock issued and outstanding and entitled to vote as of April 27, 2023 constitutes a quorum at the meeting, permitting us to conduct our business. For purposes of the Annual Meeting, a quorum requires 1,423,920 shares, or thirty-three and one-third percent (33 1/3%) of the voting power of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

What vote is required to approve each proposal?

Proposal 1: Election of a Class I Director. The election of the director requires a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominee who receives the largest number of votes cast “FOR” is elected as a director. With respect to the election of a Class I director, you may either vote “For” or you may “Withhold” your vote for the nominee. The nominee who receives the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Approval of an Amendment to our 2020 Incentive Award Plan. With respect to the Stock Plan Amendment Proposal, you may vote “For” or “Against” or abstain from voting. The approval of the Stock Plan Amendment Proposal must receive “For” votes from a majority of the voting power of the votes cast affirmatively or negatively on the proposal (excluding abstentions).

Proposal 3: Ratification of Independent Registered Public Accounting Firm. With respect to the Auditor Ratification Proposal, you may vote “For” or “Against” or abstain from voting. The ratification of the appointment of Mayer Hoffman McCann P.C. must receive “For” votes from a majority of the voting power of the votes cast affirmatively or negatively on the proposal (excluding abstentions).

Proposal 4: Approval of the Compensation of the Named Executive Officers. With respect to the Say on Pay Proposal, you may vote “For” or “Against” or abstain from voting. The approval of the compensation of the named executive officers must receive “For” votes from a majority of the voting power of the votes cast affirmatively or negatively on the proposal (excluding abstentions).

Voting results will be tabulated and certified by the inspector of election appointed for the Annual Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, then your shares will be voted at the Annual Meeting in accordance with our Board of Director’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you requested a printed copy of the proxy materials and sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with our Board of Director’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What is the effect of withheld votes, abstentions, and broker non-votes?

Shares of common stock held by persons attending the Annual Meeting virtually, but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are not an affirmative or negative vote on a proposal, so abstaining does not count as a vote cast and has no effect for purposes of determining whether our stockholders have approved the amendment to our 2020 Plan (Proposal 2), whether our stockholders have ratified the appointment of Mayer Hoffman McCann P.C., our independent registered public accounting firm (Proposal 3) or the compensation of the named executive officers (Proposal 4). In addition, because the election of directors (Proposal 1) is determined by a plurality of votes cast, withheld votes or abstentions will not be counted in determining the outcome of such proposal.

Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining whether a quorum exists. As discussed above, a broker non-vote occurs when an organization holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors (Proposal 1), the amendment to our 2020 Plan (Proposal 2) and the advisory vote to approve the compensation of the named executive officers (Proposal 4), which are considered non-routine matters, broker non-votes, will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of Mayer Hoffman McCann P.C. (Proposal 3) is considered a routine matter on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. The Company has engaged a proxy solicitation firm, Kingsdale Shareholder Services, U.S. LLC, 745 Fifth Avenue, Fifth Floor, New York, New York, 10151, and may conduct further solicitation personally, by telephone or by facsimile with the assistances of our officers, directors, and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company expects that the out-of-pocket costs associated with solicitation of proxies will be approximately $14,500. We will also ask banks, brokers and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 that we filed with the SEC, we will send you one without charge. Please write to:

Histogen Inc.

10655 Sorrento Valley Road, Ste 200

San Diego, CA 92121

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investors—Financial Information” section of our website at www.histogen.com.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What is the merger?

On January 28, 2020, the Company, then operating as Conatus Pharmaceuticals Inc., entered into an Agreement and Plan of Merger and Reorganization, as amended, with privately-held Histogen Inc. (“Private Histogen”) and Chinook Merger Sub, Inc., a wholly-owned subsidiary of Conatus (“Merger Sub”). Under the Merger Agreement, Merger Sub merged with and into Private Histogen, with Private Histogen surviving as a wholly-owned subsidiary of the Company (the “Merger”). On May 26, 2020, the Merger was completed. Pre-Merger Conatus (“Conatus”) changed its name to Histogen Inc., and Private Histogen, which remains as a wholly-owned subsidiary of the Company, changed its name to Histogen Therapeutics Inc. On May 27, 2020, the combined Company’s common stock began trading on The Nasdaq Capital Market under the ticker symbol “HSTO”.

PROPOSAL 1:

ELECTION OF A CLASS I DIRECTOR

Our Board is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our Board may fill existing vacancies on the Board by appointment.

The term of office of our Class I director, Daniel L. Kisner, M.D., will expire at the 2023 Annual Meeting. The nominee for a Class I director for election at the 2023 Annual Meeting is Daniel L. Kisner, M.D. If Dr. Kisner is elected at the 2023 Annual Meeting, he will be elected to serve for a three-year term that will expire at our 2026 annual meeting of stockholders and until his successor is elected and qualified.

If no contrary indication is made, proxies in the accompanying form are to be voted for Dr. Kisner or in the event that Dr. Kisner is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Dr. Kisner currently serves as our Chairman of the Board. He brings to the Board significant leadership experience in the biotechnology and biopharmaceutical industries derived from his professional experience and service as an executive or board member of other public corporations, including experience as the Chairman of other public company Boards of Directors. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominee for Election to the Board of Directors for a Three-Year-Term Expiring at the

2026 Annual Meeting of Stockholders (Class I)

Name	Age	Present Position with Histogen Inc.
Daniel L. Kisner, M.D.	76	Non-Executive Chairman of the Board

Daniel L. Kisner, M.D. is our Non-Executive Chairman of the Board and a member of our Compensation Committee. He has served as a member of our board of directors since February 2014. He currently serves as an independent consultant in the life science industry. He was a partner at Aberdare Ventures from 2003 to 2011. Dr. Kisner served as Chairman of the Board of Directors of Caliper Life Sciences from 2002 to 2008, and as President and CEO of its predecessor company, Caliper Technologies, from 1999 to 2002. He held positions of increasing responsibility at Isis Pharmaceuticals, Inc., from 1991 to 1999, most recently as President and COO. Dr. Kisner previously served in pharmaceutical research and development executive positions at Abbott Laboratories from 1988 to 1991 and at SmithKline Beckman Laboratories from 1985 to 1988. He held a tenured faculty position in the Division of Medical Oncology at the University of Texas, San Antonio School of Medicine until 1985 after a five-year advancement through the Cancer Treatment Evaluation Program of the National Cancer Institute. Dr. Kisner is board certified in internal medicine and medical oncology. Dr. Kisner holds a B.A. from Rutgers University and an M.D. from Georgetown University. Dr. Kisner currently serves as a director at Zynerba Pharmaceuticals, Dynavax Technologies Corporation and Oncternal Therapeutics, and has extensive prior private and public company board experience, including serving as Chairman of the Board of Directors at Tekmira Pharmaceuticals. We believe Dr. Kisner is qualified to serve on our board of directors because of his extensive leadership experience in the biotechnology and biopharmaceutical industries and as a venture capital investor.

Members of the Board of Directors Continuing in Office Term Expiring at the

2024 Annual Meeting of Stockholders (Class II)

Name	Age	Present Position with Histogen Inc.
Rochelle Fuhrmann	53	Director
Jonathan Jackson	61	Director
Susan R. Windham-Bannister, Ph.D.	71	Director

Rochelle Fuhrmann has served as a member of our Board and Chair of the Audit Committee since March 2021 and a member of our Nominating and Corporate Governance Committee since July 2022. Ms. Fuhrmann currently serves as Chief Financial Officer of Maternal Newborn Health Innovations, PBC (MNHI) a public benefit corporation mobilized to address maternal and newborn health needs through innovation. Prior to joining MNHI in October 2022, Ms. Fuhrmann was the Vice President Audit and Enterprise Risk Management at Becton Dickinson (“BD”). In this role, she led an international team of audit professionals in the review of processes and controls. She also had accountability for the enterprise risk management program including the integration of risk concepts into strategic planning and working with stakeholders on risk identification and mitigation activities. In 2016, Ms. Fuhrmann helped establish the BD Foundation and served as Treasurer and as a member of its Board of Trustees. She joined BD in July 2015 as Senior Vice President and Chief Financial Officer, Life Sciences. Prior to joining BD, Rochelle held various positions responsible for the management of financial functions including accounting and financial reporting, investor relations, corporate finance, risk management and treasury, primarily in the pharmaceutical industry with companies such as Amneal Pharmaceuticals and Warner Chilcott plc. She previously served as a member of the board of directors of Concordia International Corp. and held the position of Audit Committee Chair for three years. Ms. Fuhrmann’s career started at Coopers & Lybrand LLC (now PricewaterhouseCoopers LLP) in Boston, MA. She is a certified public accountant (inactive) and holds a B.Sc. degree in accounting from the University of Rhode Island. We believe Ms. Fuhrmann is qualified to serve on our Board based on her significant financial expertise and operational experience.

Jonathan Jackson is a member of our Board of Directors. He has served as a member of our Board of Directors since the Merger in May 2020, served as a member of the Compensation Committee and Nominating and Corporate Governance Committee until July 2022 and previously served as a director of Private Histogen from December 2010 until the Merger. A few years after completing his degree in Business Management in London, Mr. Jackson set up his own company to develop commercial real estate in Central Europe. Over the last 20 years, he has currently under development and developed more than 6,000,000 square feet of space. Since selling a portfolio of completed assets in early 2007 in one of the largest deals in Central Europe, Mr. Jackson has diversified and invested over $15M in different business sectors, both in the USA and Europe, with great success. We believe Mr. Jackson is qualified to serve on our Board based on the depth and diversity of his experience in business management and investment banking.

Susan R. Windham-Bannister, Ph.D. is our director, Chair of the Nominating and Corporate Governance Committee and a member of our Audit Committee. She has served as a member of our Board since March 2021. Dr. Windham-Bannister currently serves as President and CEO of Biomedical Growth Strategies., LLC a strategic advisory firm serving the healthcare industry. Dr. Windham-Bannister currently serves as President and CEO of Biomedical Growth Strategies, LLC, a strategic advisory firm providing market access and growth optimization advisory services to the life sciences industry. From 2008-2015, Dr. Windham-Bannister served as founding President and Chief Executive Officer of the Massachusetts Life Sciences Initiative, launched by former Massachusetts Governor Deval Patrick where she led this $1 billion healthcare dedicated investment fund. She has been recognized by Biosphere as one of the “10 most prominent African American Leaders in Life Sciences” and by the Boston Globe as one of the “10 Most Influential Women in Biotech.” She is widely credited with formulating the investment strategy that transformed Massachusetts from a leading life sciences research hub to a global sciences innovation and business hub, where science is translated from academic labs, developed, and commercialized in Massachusetts. Dr. Windham-Bannister is the immediate Past Chair of the National Governing Board of the Association for Women in Science (AWIS). She is Chair of the board of directors of BioscienceLA, which is the innovation catalyst for life sciences in the greater Los Angeles region, she is a board member and a member of the Compensation Committee of LabCentral in Cambridge, MA, a first-of-its-kind shared laboratory space designed as a launchpad for high-potential life-sciences and biotech startups, and she also serves on the boards of Humacyte Inc. and Aridis Inc. She received a Doctorate in Health Policy and Management from the Florence Heller School at Brandeis University, and a Doctor of Science from Worcester Polytechnic Institute (honoris causa). Dr. Windham-Bannister was a Post-Doctoral Fellow at Harvard

University’ s John F. Kennedy School and a Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England. She completed her doctoral work at the Heller School under a fellowship from the Ford Foundation. We believe that Dr. Windham-Bannister possesses specific attributes that qualify her to serve as a member of the Company’s Board, including her past experiences as Chair of the National Governing Board of the Association for Women in STEM, President and CEO of the Massachusetts Life Sciences Center (MLSC), Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England, and having been recognized by the Boston Globe as one of the “10 Most Influential Women in Biotech.”

Members of the Board of Directors Continuing in Office Term Expiring at the

2025 Annual Meeting of Stockholders (Class III)

Name	Age	Present Position with Histogen Inc.
Steven J. Mento, Ph.D.	71	President and Chief Executive Officer
David H. Crean, Ph.D.	58	Director
Brian M. Satz	50	Director

Steven J. Mento, Ph.D. has served as our President and Chief Executive Officer since March 2023 and previously served as our President and Interim Chief Executive Officer since November 2021. He served as our Executive Chairman and Interim President and CEO from November 2021 to March 2023, and he has served as a member of our Board since July 2005. Dr. Mento was one of Conatus’ co-founders and served as Conatus’ President and Chief Executive Officer from July 2005 until the merger. From July 2005 until December 2012, Dr. Mento also served as chairman of Conatus’ board of directors. Dr. Mento has over 30 years of combined experience in the biotechnology and pharmaceutical industries. From 1997 to 2005, Dr. Mento was President, Chief Executive Officer and a member of the board of directors of Idun Pharmaceuticals, Inc. Dr. Mento guided Idun during its transition from a discovery focused organization to a drug development company with multiple products in or near human clinical testing. In April 2005, Idun was sold to Pfizer Inc. Previously, Dr. Mento served as President of Chiron Viagene, Inc. (subsequently Chiron Technologies, Center for Gene Therapy), and Vice President of Chiron Corporation from 1995 to 1997. Dr. Mento was Vice President of R&D at Viagene from 1992 to 1995. Prior to Viagene, Dr. Mento held various positions at American Cyanamid Company from 1982 to 1992. His last position was Director of Viral Vaccine Research and Development at Lederle-Praxis Biologicals, a business unit of American Cyanamid. Dr. Mento previously served on the board of directors of Sangamo Biosciences, Inc., BIO, BIO Emerging Company Section Governing Body and BIO Health Section Governing Body, and currently serves on the boards of directors of Dermata Therapeutics, BIOCOM and various academic and charitable organizations. Dr. Mento holds a B.A. in Microbiology from Rutgers College, and an M.S. and Ph.D. both in Microbiology from Rutgers University. We believe Dr. Mento is qualified to serve on our Board because of his extensive knowledge of Conatus’ business prior to the merger, as well as his over 30 years of experience in the biotechnology and pharmaceutical industries, including executive leadership in several pharmaceutical companies.

David H. Crean, Ph.D. is our director and a member of our Audit and Compensation Committees. He has been a member of our Board since the merger in May 2020, served as Chairman of the Board from May 2020 to November 2021, and served as Lead Independent Director from November 2021 to March 2023. He also served as the Chairman of the Audit Committee from January to March 2021 and previously as a director at Histogen from March 2018 until May 2020. Dr. Crean is Managing General Partner of Coast BioVentures LLC, a life sciences investment fund, and a Managing Partner with Cardiff Advisory, LLC where he leads the firm’s strategic and financial advisory service practice focusing on mergers and acquisitions (M&A), partnering transactions and capital financing of life science and healthcare companies. From 2015-2020, he was Managing Director for Objective Capital Partners, LLC driving Objective’s practice in the healthcare and life sciences sectors. He currently serves on the board of directors for Paracrine, Inc., Almon Therapeutics, California Life Sciences (CLS) as a member of the Executive Committee and Board of Directors, and BIOCOM California’ s Board of Governors. He was previously the Chairman of the Board for Phoenix Molecular Designs. He is a venture partner and on the investment committee with SunCoast Ventures and a limited partner with Mesa Verde Venture Partners, both leading life sciences venture funds. Dr. Crean holds FINRA Series 79 and Series 63 licenses and is a Registered Investment Banking Representative of BA Securities LLC, Member FINRA SIPC. He holds a Masters of Business Administration (MBA) Degree with a finance concentration from Pepperdine University Graziadio School of Management. Additionally, he holds a Doctorate of Philosophy (Ph.D.) Degree in Biophysics and a Masters of Science (MS) Degree in Oncology from the State University of New York at Buffalo. He earned a Bachelor of Science (BS) Degree in Biology/ Pre-Med from Canisius College. We believe Dr. Crean is qualified to serve on our Board based on his over 25 years of life sciences R&D and corporate development transactional experience in the pharmaceutical industry, during which he was responsible for leading mergers, acquisitions, licensing and collaborations and establishing corporate strategy.

Brian Satz is our director, Chair of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee. He has served as a member of our Board of Directors since the Merger in May 2020 and previously served as a director of Private Histogen from November 2012 until the Merger. In addition to Histogen, Mr. Satz is an attorney and founder of Satz Law Group LLC in Fairfield, New Jersey. Mr. Satz has extensive experience representing clients in all aspects of corporate and commercial transactions as well as their day-to-day business matters. In particular, he has advised numerous investors and businesses in the biotech and life sciences industries and has been involved in the financing of many early stage companies. Prior to the founding of Satz Law Group, Mr. Satz spent the vast majority of his career working at large New York City based law firms. Mr. Satz also serves as a member of the Board of Directors of American Friends of Sentebale Foundation. We believe Mr. Satz is qualified to serve on our Board based on his ability to contribute to the board’s understanding of legal matters related to the company’s business, as well as Mr. Satz’s broader management experience.

Board Diversity Matrix (as of April 27, 2023)
Board Size:
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	2	5	-	-
Number of Directors who identify in Any of the Categories Below:
African American or Black	1	0
Alaskan Native or Native American	-	-
Asian	-	-
Hispanic or Latinx	-	-
Native Hawaiian or Pacific Islander	-	-
White	1	5
Two or More Races or Ethnicities	-	-
LGBTQ+	-	-
Demographic Background Undisclosed	-	-

Board Independence

Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering. Our Board has determined that each of Rochelle Fuhrmann, Susan R. Windham-Bannister, Ph.D., David H. Crean, Ph.D., Brian M. Satz, and Daniel L. Kisner, M.D., representing five of our seven directors, are independent directors within the meaning of the applicable Nasdaq Stock Market LLC, or Nasdaq, listing standards. Steven J. Mento, Ph.D., our President, Chief Executive Officer and Director, and Jonathan Jackson, our director, are not considered an “independent director” within the meaning of applicable Nasdaq listing standards.

Board Leadership Structure

Our Board currently has five independent directors and one employee director. Our Board is currently led by its Non-Executive Chairman, Daniel L. Kisner, M.D. Our Board recognizes that it is important to determine an optimal board leadership structure to ensure independent oversight of management as the Company continues to grow. We separate the roles of President and Chief Executive Officer and Non-Executive Chairman of the Board in recognition of the differences between the two roles. The President and Chief Executive Officer is responsible for setting the strategic direction for the Company in conjunction with the Board and the day-to-day leadership and performance of the Company, while the Non-Executive Chairman of the Board provides guidance to the President and Chief Executive Officer. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing the Company. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

The Board’s Role in Risk Oversight

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, cybersecurity and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Oversight of Cybersecurity Risk

We understand the importance of cybersecurity and have taken action to protect our systems and data. We maintain our cybersecurity infrastructure through a number of security measures including our internal policies and procedures, business processes, and software technology tools to control and monitor our systems and security. Our Audit Committee has oversight responsibility over our cybersecurity measures.

ESG Oversight

We are committed to prioritizing environmental, social, and governance (“ESG”) issues. Our Board works closely with our management team to promote awareness of ESG issues and to integrate ESG promotion into our long-term business strategy.

Board of Directors Meetings

During fiscal year 2022, our Board met twelve times, including telephonic meetings. In that year, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he/she served as a director and (ii) the total number of meetings held by all committees of our Board on which he/she served during the periods that he/she served.

Committees of the Board of Directors

We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found under the “Investors—Corporate Governance” section of our website at www.histogen.com.

Audit Committee

The Audit Committee of our Board currently consists of Rochelle Fuhrmann (Chair and Audit Committee Financial Expert), David H. Crean, Ph.D. (Audit Committee Financial Expert) and Susan R. Windham-Bannister, Ph.D. The Audit Committee met four times during fiscal year 2022, including telephonic meetings.

Our Board has determined that all members of the Audit Committee are independent directors, as defined in the Nasdaq qualification standards and by Section 10A of Securities and Exchange Act of 1934, as amended, or the Exchange Act. In addition, our Board has determined that Ms. Fuhrmann and Dr. Crean each qualify as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC. The Audit Committee is governed by a written charter adopted by our Board. Our Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our consolidated financial statements on behalf of our Board. The specific powers and responsibilities of our Audit Committee include, among other things:

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appointing and retaining our independent registered public accounting firm;
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evaluating the qualifications, independence and performance of our independent registered accounting firm;
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approving the audit and non-audit services to be performed by our independent registered public accounting firm;
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reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;
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discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
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reviewing with management and our independent registered public accounting firm our annual and quarterly reports to be filed with the SEC;
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reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing on a periodic basis, or as appropriate, any investment policy and recommending to our board any changes to such investment policy;
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reviewing with management and our independent registered public accounting firm any earnings announcements and other public announcements regarding our results of operations;
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preparing the report that SEC rules require be included in our annual proxy statement;
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reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and
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reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

Both our external auditor and internal financial personnel meet privately with the audit committee and have unrestricted access to this committee.

Compensation Committee

The Compensation Committee of our Board currently consists of Brian Satz (Chair), Daniel Kisner, M.D. and David Crean, Ph.D. The Compensation Committee met five times during fiscal year 2022.

Our Board has determined that all members of the Compensation Committee are independent directors, as defined in applicable Nasdaq and SEC qualification standards. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The Compensation Committee is governed by a written charter approved by our Board. Our Compensation Committee reviews and approves policies relating to compensation and benefits of our officers and employees, corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. In addition, under the Compensation Committee’s charter, the Compensation Committee may retain or obtain the advice of any compensation consultant, legal counsel, or other advisor as the Compensation Committee deems necessary or appropriate to carry out its responsibilities, only after taking into consideration the factors required by any applicable requirements of the Exchange Act and Nasdaq rules. For the year ended December 31, 2022, the Compensation Committee engaged Compensia Inc. (“Compensia”) for benchmarking information and executive compensation assessment. The Compensation Committee has determined, and Compensia has affirmed, that Compensia’s work does not present any conflicts of interest and that Compensia is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards. The Compensation Committee also reviews and approves the issuance of stock options and other awards under our equity plan. The Compensation Committee reviews and evaluates, at least annually, its performance, including compliance by the Compensation Committee with its charter.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board currently consists of Susan R. Windham-Bannister, Ph.D. (Chair), Brian Satz and Rochelle Fuhrmann. Jonathan Jackson served as a member of the Nominating and Corporate Governance Committee until July 2022. The Nominating and Corporate Governance Committee met three times during fiscal year 2022.

Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors, as defined in applicable Nasdaq and SEC qualification standards, and Conatus’ board of directors previously determined that all members of the Nominating and Corporate Governance Committee pre-merger were independent directors, as defined in applicable Nasdaq and SEC qualification standards during their terms of service on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for assisting our Board in discharging our Board’s responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on our Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting, and making recommendations to our Board concerning governance matters and oversight of the evaluation of our Board.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s Annual Report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed with Mayer Hoffman McCann P.C. (“MHM”), which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has discussed with MHM its independence from management and the company, has received from MHM the written disclosures and the letter required by applicable requirements of the PCAOB regarding MHM’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with MHM to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the company’s internal controls and the overall quality of the Company’s financial reporting. MHM, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with MHM were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements.

The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022. The Audit Committee and the Company’s Board also have recommended, subject to stockholder approval, the ratification of the appointment of MHM as the Company’s independent registered public accounting firm for 2023.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Submitted by the Audit Committee of the Board of Directors

Rochelle Fuhrmann (Chair)
David Crean, Ph.D.
Susan R. Windham-Bannister, Ph.D.

Compensation Committee Interlocks and Insider Participation

Brian Satz (Chair), David H. Crean, Ph.D. and Daniel Kisner, M.D. serve as members of our Compensation Committee. Jonathan Jackson previously served as a member of our Compensation Committee until July 2022. None of the members of our Compensation Committee during fiscal year 2022 has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the Board or compensation committee of any entity that had one or more executive officers serving as a member of our Board or Compensation Committee during fiscal year 2022.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Corporate Governance Committee will consider among other things the following factors:

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personal and professional integrity, ethics and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly held company;
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strong finance experience;
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experience relevant to the Company’s industry;

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experience as a board member of another publicly held company;
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relevant academic expertise or other proficiency in an area of our business operations;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
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diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;
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practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and
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any other relevant qualifications, attributes or skills.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the Nominating and Corporate Governance Committee believes that the background and qualifications of the Board, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Other than the foregoing criteria for director nominees, the Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. The Nominating and Corporate Governance Committee may consider such other facts, including, without limitation, diversity, as it may deem are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our Board to meet the criteria for an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC, and that a majority of the members of our Board be independent as required under the Nasdaq qualification standards. The Nominating and Corporate Governance Committee also believes it is appropriate for our Interim President and Chief Executive Officer to serve as a member of our Board. Our directors’ performance and qualification criteria are reviewed annually by the Nominating and Corporate Governance Committee.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Under our amended and restated bylaws, a stockholder wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our amended and restated bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the 2024 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Director Attendance at Annual Meetings

Although our Company does not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. Five of our current directors that were on our Board in 2022 attended our 2022 annual meeting of stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our Board should submit their written comments to our corporate secretary, Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121. The corporate secretary will forward such communications to each member of our Board; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Corporate Governance

Our Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on our website at www.histogen.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents as well as our Company’s other corporate governance documents, free of charge, to any stockholder upon written request to Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121.

Director Compensation

We compensate non-employee members of the Board for their service. Directors who are also employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of our Board are also reimbursed for travel, lodging and other reasonable expenses incurred in attending Board or committee meetings.

Under our non-employee director compensation policy, we provide cash compensation in the form of an annual retainer of $40,000 for each non-employee director. In addition, the non-employee Chair of the Board receives an additional annual retainer of $30,000. To our non-employee directors, we also pay an additional annual retainer of $15,000 to the Chair of our Audit Committee, $7,500 to other directors who serve on our Audit Committee, $10,000 to the Chair of our Compensation Committee, $6,000 to other directors who serve on our Compensation Committee, $7,000 to the Chair of our Nominating and Corporate Governance Committee, and $3,500 to other directors who serve on our Nominating and Corporate Governance Committee.

Also under our non-employee director compensation policy, any non-employee director who is first elected to the Board is granted an option to purchase 1,500 shares of our common stock on the date of his or her initial election to the Board. Such options have an exercise price per share equal to the fair market value of our common stock on the date of grant. In addition, non-employee directors who (1) have been serving on the Board for at least six months as of the date of any annual meeting and (2) will continue to serve immediately following such meeting, receive a grant of options to purchase 1,000 shares of our common stock, and a non-employee director serving as Chair of the Board will receive a grant of options to purchase an additional 1,250 shares of our common stock.

The initial options granted to non-employee directors described above vest and become exercisable in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the director’s continuing service on our Board on those dates. The annual options granted to non-employee directors described above vest and/or become exercisable on the first anniversary of the date of grant, subject to the director’s continuing service on our Board on those dates. All options will also vest in full upon the occurrence of a change in control.

The following table provides information related to the compensation of each of our non-employee directors during the year ended December 31, 2022.

Name	Cash Compensation (1)	Option Grants (2)	Total
David H. Crean, Ph.D.	$82,043	$3,200	$85,243
Brian Satz	$53,500	$3,200	$56,700
Daniel L. Kisner, M.D.	$49,500	$3,200	$52,700
Jonathan Jackson	$47,848	$3,200	$51,048
Rochelle Fuhrmann	$55,609	$3,200	$58,809
Susan R. Windham-Bannister, Ph.D.	$54,500	$3,200	$57,700

(1)
Includes the value of the annual retainers payable to our non-employee directors.
(2)
Represents the grant date fair value of the stock options granted in 2022, computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of such awards are included in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. As of December 31, 2022, each of our non-employee directors held stock options to purchase the following number of shares of our common stock: Dr. Crean, options to purchase 6,119 shares; Mr. Satz, options to purchase 4,793 shares; Dr. Kisner, options to purchase 3,625 shares; Mr. Jackson, options to purchase 3,000 shares; Ms. Fuhrmann, options to purchase 2,500 shares; and Dr. Windham-Bannister, options to purchase 2,500 shares.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the Annual Meeting, the nominee receiving the highest number of votes will be elected to our Board of Directors as a Class I director. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes and absentions will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF DANIEL L. KISNER, M.D. AS A CLASS I DIRECTOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO OUR 2020 INCENTIVE AWARD PLAN

Our stockholders are being asked to approve an amendment to our 2020 Incentive Award Plan (the “2020 Plan”). The proposed amendment to the 2020 Plan is referred to herein as the “Plan Amendment.” Our Board approved the Plan Amendment on April 25, 2023, subject to stockholder approval, to increase the maximum number of shares authorized for issuance under the 2020 Plan from 418,538 shares to 918,538 shares. The Plan Amendment will become effective immediately upon stockholder approval at the Annual Meeting. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing 2020 Plan will continue in full force and effect, and we may continue to grant awards under the 2020 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder. We refer to the 2020 Plan, as amended by the Plan Amendment, as the “Amended 2020 Plan” in this proposal. The only material change to the Amended 2020 Plan as compared to the terms of the 2020 Plan is that the aggregate number of shares that may be issued under the Amended 2020 Plan is increased by an additional 500,000 shares.

Overview of Proposed Amendments

Increase in Share Reserve. Our Board believes that approval of Plan Amendment is in the best interests of our Company and stockholders because the availability of an adequate number of shares reserved for issuance under our equity compensation plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success. The 2020 Plan was first adopted by our Board and approved by our stockholders in 2020. As of the Record Date or April 27, 2023, excluding the requested share reserve increase, a total of 418,538 shares of our Common Stock were reserved under the 2020 Plan, the aggregate number of shares of Common Stock subject to awards outstanding under the 2020 Plan was 342,716 and a total of 75,822 shares of Common Stock remained available under the 2020 Plan for future issuance. The 2020 Plan contains an “evergreen provision” that allows for an annual increase on January 1st of each year, beginning January 1, 2021 and ending with the last January 1 during the initial ten year term of the 2020 Plan, equal to the lesser of (i) five percent of the number of shares of the Company’s Common Stock outstanding on the final day of the immediately preceding calendar year, and (ii) such lesser number of shares of the Company’s common stock as determined by the Company’s board of directors. The reserve increases pursuant to the evergreen provision of the 2020 Plan that was implemented were 37,576 shares, 124,875 shares and 213,587 shares for 2021, 2022 and 2023, respectively, and these evergreen increases are included in the total number of shares referenced as reserved for issuance under the 2020 Plan as of the Record Date, as set forth above.

Pursuant to the Plan Amendment, an additional 500,000 shares will be reserved for issuance under the Amended 2020 Plan.

Unless the Plan Amendment is authorized and approved by our stockholders, the number of shares available for issuance under the 2020 Plan may be too limited to effectively achieve its purpose as a powerful incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. The Plan Amendment increase to the share reserve will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient stock options to effectively attract, motivate and retain employees, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for research and development, operations and other purposes. Our equity incentive program is broad-based. As of the Record Date, all of our six employees had received grants of equity awards and all six of our non-employee directors had received grants of equity awards.

Equity Incentive Awards Are Critical to Long Term Stockholder Value Creation

The table below presents information about the number of shares that were subject to outstanding equity awards under our equity incentive plans and the shares remaining available for issuance under the 2020 Plan at December 31, 2022 and the proposed increase in shares authorized for issuance pursuant to the Plan Amendment. The 2020 Plan, the Conatus 2013 Equity Incentive Plan (as amended) (the “Conatus 2013 Plan”), the Histogen Inc. 2007 Stock Plan (the “Private Histogen 2007 Plan”) and the Histogen Inc. 2017 Stock Plan (the “Private Histogen 2017 Plan”) are the only equity incentive plans we currently have in place with outstanding awards and new awards may only be granted pursuant to the 2020 Plan. As of December 31, 2022, we only have outstanding stock options that were granted under our equity plans.

	Number of Shares #	As a % of Shares Outstanding(1)	Dollar Value $(2)
2020 Plan
Options outstanding	104,379	2.44%	$86,635
Weighted average exercise price of outstanding options	$16.86
Weighted average remaining term of outstanding options	8.38 years
Shares remaining available for future issuance (3)	100,577

Conatus 2013 Plan
Options outstanding	4,887	0.11%	$5,888
Weighted average exercise price of outstanding options	$859.59
Weighted average remaining term of outstanding options	3.70 years

Private Histogen 2007 Plan
Options outstanding	4,059	0.11%	$3,369
Weighted average exercise price of outstanding options	$68.12
Weighted average remaining term of outstanding options	3.88 years

Private Histogen 2017 Plan
Options outstanding	4,841	0.10%	$4,018
Weighted average exercise price of outstanding options	$77.88
Weighted average remaining term of outstanding options	5.34 years

Plan Amendment
Proposed increase in shares available for issuance pursuant to Plan Amendment (over existing share reserve under 2020 Plan)	500,000	11.70%	$415,000

(1)
Based on 4,271,759 shares of our Common Stock outstanding as of December 31, 2022.
(2)
Based on the closing price of our Common Stock on December 30, 2022, or $0.83 per share.
(3)
Does not include the January 2023 evergreen increase to the share reserve or possible future increases to the share reserve under the continuing evergreen provision of the 2020 Plan. Pursuant to the evergreen provision, up to an annual increase on January 1st of each year, ending with the last January 1 during the initial ten year term of the 2020 Plan, equal to the lesser of (i) five percent of the number of shares of the Company’s Common Stock outstanding on the final day of the immediately preceding calendar year, and (ii) such lesser number of shares of the Company’s common stock as determined by the Company’s board of directors. In January 2023, 213,587 shares were added to the share reserve of the 2020 Plan pursuant to this annual evergreen increase, which represented 5% of the outstanding shares of our Common Stock on a fully diluted basis as of December 31, 2022.

In determining whether to approve the proposed increase to the share reserve pursuant to the Plan Amendment over the share reserve under the existing 2020 Plan, our Board considered the following:

•

The number of shares to be initially reserved for issuance under the Amended 2020 Plan represents an increase of 500,000 shares from the aggregate number of shares reserved for issuance under the 2020 Plan as of the Record Date, and represents approximately 11.70% of the outstanding Common Stock as of such date.

•

In determining the number of additional shares to be subject to the Plan Amendment, our Board considered the number of equity awards granted by the Company during 2022. In calendar year 2022, the Company’s annual equity burn rate (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans was 2.1%.

•

We expect the proposed aggregate share reserve under the Amended 2020 Plan to provide us with enough shares for awards for approximately three years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, assuming we receive the maximum annual evergreen increases under the Amended 2020 Plan during the remainder of its term, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2020 Plan could last for a shorter or longer time.

•

In fiscal year 2022 the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 5.1%. If the Plan Amendment is approved, we expect our overhang at the end of 2023 will be approximately 12.6%, excluding any possible future grants currently unforeseen to us.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Amended 2020 Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Amended 2020 Plan.

Stockholder Approval Requirement for the Proposal

As previously disclosed, because our Common Stock is listed on the Nasdaq Stock Market, we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. We are required under Marketplace Rule 5635(c) to seek stockholder approval of our proposed amendment to increase the number of shares authorized for issuance. Therefore, we are requesting stockholder approval for this Proposal No. 2 under this Nasdaq listing standard.

Summary of the Amended 2020 Plan

The following summary of certain features of the Amended 2020 Plan is qualified in its entirety by reference to the full text of the Amended 2020 Plan, which is attached as Appendix A to this Proxy Statement. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the Amended 2020 Plan.

Under the Amended 2020 Plan, we may issue various types of stock-based awards, including ISOs, non-qualified stock options, restricted stock awards, restricted stock unit awards, performance awards, dividend equivalents awards, stock payment awards and stock appreciation rights (together, “Awards”).

Our Board believes that these types of awards are an integral part of the compensation packages to be offered to our executives, directors, employees and consultants and that the grant of these types of awards, which align the interests of the recipients with those of our stockholders, is an effective method to attract and retain employees in an industry characterized by a high level of employee mobility and aggressive recruiting of the services of a limited number of skilled personnel.

Nature and Purposes of the Amended 2020 Plan

The purposes of the Amended 2020 Plan are to attract and recruit talented employees, to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or as independent consultants to, our Company and our present and future subsidiary corporations, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in our Company. Our Board believes that the granting of Awards under the Amended 2020 Plan will promote continuity of management, increased incentive and personal interest in our welfare, and aid in securing our growth and financial success.

Duration and Modification

The Amended 2020 Plan will terminate on March 30, 2030, unless the Administrator (as defined below) determines to terminate it earlier. No Awards may be granted after that date, although previously granted Awards may continue in accordance with their terms. The Administrator may at any time terminate the Amended 2020 Plan or make such modifications to the Amended 2020 Plan as it may deem advisable. The Administrator, however, may not, without approval by our stockholders (except pursuant to the evergreen feature) approve an amendment to the Amended 2020 Plan to increase the limits imposed by the Amended 2020 Plan with respect to the maximum number of shares of Common Stock which may be issued under the Amended 2020 Plan to the extent, if any, such approval is required by law (including the Code and applicable stock exchange rules) or to increase the maximum number of shares that may be issued pursuant to the exercise of incentive stock options. The Administrator may not alter the terms of an Award so as to adversely affect an Award holder’s rights under the Award without his or her consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Administration of the Plan

The term “Administrator” as used in this Proposal No. 2 refers to the person (the Compensation Committee of our Board and its delegates) charged with administering the incentive plans. The Amended 2020 Plan is administered by the Compensation Committee. The Compensation Committee has the discretion to determine the participants under the Amended 2020 Plan, the types, terms and conditions of the Awards, including performance and other vesting contingencies, interpret the Amended 2020 Plan’s provisions and administer the Amended 2020 Plan in a manner that is consistent with its purpose. To administer the Amended 2020 Plan with respect to certain Awards, the Compensation Committee must consist solely of at least two members of our Board, each of whom is a

“non-employee director” for purposes of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the full Board will be the “Administrator” for purposes of awards to non-employee directors.

Eligibility and Extent of Participation

Participation in the Plan Amendment is limited to those employees and directors, as well as consultants and advisors, who are selected by the Administrator to receive an Award. As of the Record Date, we had six employees and six non-employee directors who were eligible to receive grants under the 2020 Plan. Also as of the Record Date, we had no active consultants who were eligible to receive grants under the 2020 Plan and the current practice is not to grant equity awards to consultants.

Stock Options

Under the Amended 2020 Plan, the Compensation Committee may grant Awards in the form of options to purchase shares of Common Stock. Stock options give the holder the right to purchase shares of our Common Stock within a specified period of time at a specified price. Two types of stock options may be granted under the Amended 2020 Plan: ISOs, which are subject to special tax treatment as described below, and non-qualified stock options (“NQ”). Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The initial per share exercise price for an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock. Unless otherwise determined by the Administrator, the initial per share exercise price for an NQ may not be less than 100% of the fair market value of a share of underlying Common Stock on the date of grant. The closing share price per share of our Common Stock on the Nasdaq Capital Market on the Record Date or April 27, 2023, was $0.89.

No option granted pursuant to the Amended 2020 Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the ISO is granted may not be exercised more than five years after the date of grant.

Restricted and Unrestricted Awards of Common Stock; Stock Units

The Amended 2020 Plan also permits the grant of restricted shares of Common Stock, as well as stock units. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met and that the shares remain nontransferable until vested. Subject to these and other conditions that may be imposed by the Administrator, the recipient of an award of restricted stock has all the rights of a stockholder, including the right to vote and to receive dividends. Stock units are awards that may be denominated in shares of Common Stock that provide for the future delivery of the shares or cash measured by the future value of the shares. Stock units may be made subject to vesting and other conditions and restrictions but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of Common Stock are delivered in the future.

Dividend Equivalents

The Amended 2020 Plan also provides that the Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to our Common Stock subject to an award whether or not the holder of such award is otherwise entitled to share in the actual dividend or distribution in respect of such award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered either consistent with exemption from, or in compliance with, the requirements of Section 409A. No dividend equivalents may be payable with respect to stock options or stock appreciation rights (“SARS”). Dividend equivalents granted in respect of awards subject to vesting may not be paid under the Amended 2020 Plan unless and until such underlying awards have vested.

Stock Appreciation Rights

The Amended 2020 Plan also permits the grant of Awards of SARs, which are grants of the right to receive cash or shares of Common Stock, upon exercise with an aggregate fair market value equal to the value of the SAR.

The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the base value on the grant date. Unless otherwise determined by the Administrator, the minimum base value for SARs is the fair market value of the Common Stock at the time of grant. The maximum term of a SAR is 10 years from the date of grant.

Cash Awards

The Amended 2020 Plan may also be used to grant cash-based awards, including performance awards, as described below.

Performance Awards

Awards, including both stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. The Administrator may use measures of performance relating to any or any combination of performance criteria as selected by the Administrator. In addition, the Administrator may provide that performance criteria or payouts under an Award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular Award have been met.

Transferability

Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable Awards requiring exercise may be exercised only by the recipient.

Share Reserve

Subject to the approval of the 500,000 share increase to the shares that may be issued under the Amended 2020 Plan, an aggregate total of 918,538 shares of our Common Stock will be reserved under the Amended 2020 Plan for the grant of any awards, including incentive stock options. The Amended 2020 Plan contains an “evergreen” feature, under which the number of shares of Common Stock authorized for issuance and available for future grants under the Amended 2020 Plan will be increased on January 1st of each year, beginning January 1, 2024 and ending January 1, 2030, equal to the lesser of (i) five percent of the number of shares of the Company’s Common Stock outstanding on the final day of the immediately preceding calendar year, and (ii) such lesser number of shares of the Company’s common stock as determined by the Company’s board of directors; provided, however than the maximum number of such additional shares that will become available for issuance pursuant to ISOs in connection with any single annual evergreen increase will not exceed 30,357 shares.

If shares of Conatus’ common stock issued subject to an outstanding award granted under the 2020 Plan or the Conatus 2013 Plan (but not the Private Histogen 2007 Plan or Private Histogen 2017 Plan) are forfeited, cancelled, exchanged or surrendered, or if such an award otherwise terminates or expires without a distribution of shares to the participant, the forfeited shares with respect to the affected award will again become available for awards under the Amended 2020 Plan. However, if shares are surrendered by a participant or withheld as payment of the exercise price in connection with any award granted under either of those plans, as well as any shares of common stock exchanged by a participant or withheld to satisfy tax withholding obligations related to such an award, will not be available for subsequent awards under the Amended 2020 Plan. Upon the exercise of any award granted in tandem with any other awards under either plan, the related awards will be cancelled as to the number of shares to which the award is exercised.

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Amended 2020 Plan in the event of certain corporate events as described below under the section titled “Adjustments.”

Adjustments

In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718, the Administrator shall make appropriate adjustments to the maximum number of shares that may be delivered under the Plan Amendment, and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to awards and any other provision of awards affected by such change. The Administrator may also make adjustments to take into account distributions to stockholders other than those provided for in the preceding sentence, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Amended 2020 Plan and to preserve the value of awards made hereunder, having due regard for the qualification of ISOs under Section 422 and the requirements of Section 409A, to the extent applicable.

Repricing

The Administrator has the authority, without the approval of the stockholders of the Company, to amend any outstanding stock option or SAR under the Amended 2020 Plan to reduce its price per share or cancel any stock option or SAR in exchange for cash or another award when the stock option or SAR price per share exceeds the fair market value of the underlying shares.

Mergers and Similar Transactions

In the event of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of a majority of our Common Stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the Administrator may provide for the assumption or continuation of all or some Awards, the grant of substitute Awards, a cash-out payment for all or some Awards or the acceleration of all or some Awards. All Awards that have not been assumed, substituted or continued and not previously exercised or settled will terminate.

Forfeiture and Clawback Provisions

If the Company is required to prepare a financial restatement due to the material non-compliance with any financial reporting requirement, then the Administrator may require any officer whom the Company’s board of directors has determined is subject to the reporting requirements of Section 16 of the Exchange Act to repay or forfeit to the Company that part of the cash or equity incentive compensation received by that officer during the preceding three years that the Administrator determines was in excess of the amount that that officer would have received had the cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The Administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each such officer (which need not be the same amount or proportion for each such officer).

Pursuant to its general authority to determine the terms and conditions applicable to awards under the Amended 2020 Plan, the Administrator has the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by us, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of applicable law or stock exchange listing standards, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

United States Federal Income Tax Consequences

The following discussion summarizes the U.S. federal income tax consequences of the granting and exercise of Awards under the Amended 2020 Plan, and the sale of any Common Stock acquired as a result thereof, is based on an analysis of the Code as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Amended 2020 Plan, not does it cover state and/or local income tax consequences in the jurisdiction in which a participant works and/or resides. The tax consequences of Awards issued to participants outside of the U.S. may differ from the U.S. tax consequences. Participants should consult their tax advisors about the potential tax consequences of participating in the Amended 2020 Plan.

Incentive Stock Options:

In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to us. For purposes of the alternative minimum tax, however, the spread on the exercise of an ISO will be considered as part of the optionee’s income in the year of exercise of an ISO.

The sale of the shares of Common Stock received pursuant to the exercise of an ISO which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an ISO, an optionee must not dispose of such shares within two years after the option is granted or within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of (a) the fair market value of the Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain. Subject to the limitations of Section 162(m) and Section 280G of the Code, the Company will generally be entitled to a deduction equal to the amount of such ordinary income. The Company is not entitled to a deduction with respect to any remaining capital gain or loss.

Restricted Stock Awards:

Restricted stock awards are generally subject to ordinary income tax at the time the restrictions (the “risk of forfeiture”) lapse, subject to valid deferral elections made in compliance with Section 409A under the Code, which may allow the awardee to defer the receipt of the underlying shares and thereby defer the recognition of taxable income. When the risk of forfeiture lapses, he or she will have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any. Subject to Section 162(m) of the Code, we will be entitled to a corresponding income tax deduction at the time the participant recognizes ordinary income.

The participant may make an election under Section 83(b) of the Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. If the participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

Stock Units:

An award of stock units does not itself result in taxable income. When the participant actually acquires the shares of stock or cash issuable upon vesting or settlement of a stock unit, unless the shares are restricted, he or she will have ordinary income equal to the value of the issued shares at that time. Subject to the limitations of Section 162(m) and Section 280G of the Code, we will be entitled to a corresponding income tax deduction at the time the participant recognizes ordinary income.

Stock Appreciation Rights:

The participant receiving a SAR will not recognize taxable income at the time the SAR is granted nor does taxable income result merely because a SAR becomes exercisable. In general, if a participant exercises a stock appreciation right for shares of stock or receives payment in cancellation of a stock appreciation right he or she will have ordinary income equal to the amount of any cash and the fair market value of any stock received. Subject to the limitations of Section 162(m) and Section 280G of the Code, we will be entitled to a corresponding income tax deduction at the time the participant recognizes ordinary income. We will be entitled to a tax deduction equal to the amount of ordinary income the participant is required to recognize as a result.

Dividend Equivalents and Other Stock- or Cash-Based Awards:

An Amended 2020 Plan participant will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, stock payment awards or other stock- or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates. Subject to the limitations of Section 162(m) and Section 280G of the Code, we will be entitled to a corresponding income tax deduction at the time the participant recognizes ordinary income. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Limits on Deductions:

Our ability to realize the benefit of any tax deductions described above depends on our generation of taxable income as well as the requirement of reasonableness, the limitations of Section 162(m) of the Code, satisfaction of our tax reporting obligations, and the deduction limitations applicable to “excess parachute payments” as defined in Section 280G of the Code. Section 162(m) may limit the deductibility of compensation paid to our chief executive officer and to each of our other “covered employees” under Section 162(m). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible by us only to the extent that it does not exceed $1,000,000 or an exemption from such deduction limitation is applicable and available. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, generally effective for taxable years beginning after December 31, 2017, such that any awards granted under the Amended 2020 Plan are not eligible to qualify for any exemption from such deduction limitation. The Company reserves the right to grant awards under the Amended 2020 Plan that result in compensation to our covered employees in excess of the $1,000,000 Section 162(m) deduction limitation and which may result in “excess parachute payments” for purposes of Section 280G of the Code.

New Plan Benefits

As of the Record Date, we have granted the following contingent stock option awards under the 2020 Plan to the following individuals which will be automatically forfeited and will not be eligible to vest if we do have a sufficient number of shares available for issuance under the Amended 2020 Plan (or the 2020 Plan if this Proposal is not approved) as of the earlier of March 10, 2024 or any prior change in control transaction to cover all then outstanding plan awards. Accordingly, the vesting eligibility of these stock options may be contingent upon stockholder approval of the Amended 2020 Plan.

Name and Principal Position(s)	Stock Options (#)
Steven J. Mento, Ph.D., President and Chief Executive Officer	55,532
Susan A. Knudson, Executive Vice President, Chief Operations Officer and Chief Financial Officer	27,766
Joyce Reyes, Senior Vice President of Regulatory, Quality, Clinical Operations, and Technical Operations	16,659

Except for the individuals listed above, we have not granted any contingent awards under the 2020 Plan to any of our executive officers or other employees or any of our non-employee directors.

We expect to continue to make automatic equity awards under Amended 2020 Plan to our non-employee directors pursuant to our non-employee director compensation policy, as described below under the section titled “Executive Compensation-Director Compensation”. All other future grants under the Amended 2020 Plan are within the discretion of our Board or the Compensation Committee and the number and type of awards and recipients of such grants are, therefore, not determinable.

Executive Officer and Director Interest

Our directors and executive officers have an interest in the approval of the Plan Amendment by our stockholders because our directors and executive officers are eligible to participate in the Amended 2020 Plan.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions from voting on the proposal and Broker Non-Votes will not be counted as votes cast and accordingly will have no effect upon the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR 2020 INCENTIVE AWARD PLAN.

PROPOSAL 3:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Mayer Hoffman McCann P.C., or MHM, as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. MHM has served as the Company’s auditor since May 2020, following the Merger, and has audited the Company’s financial statements for the years ended December 31, 2020, 2021 and 2022. MHM previously served as Private Histogen’s auditors pre-Merger. Representatives of MHM are expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Stockholder ratification of the selection of MHM as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the Audit Committee is submitting the selection of MHM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants’ Fees

The following table is a summary of fees billed to the Company by MHM for professional services rendered for the fiscal years ended December 31, 2022 and 2021, respectively.

	MHM 2022	MHM 2021
Audit Fees(1)	$283,434	$219,713
Audit Related Fees	$—	$—
Tax Fees	—	—
All Other Fees	—	—
Total	$283,434	$219,713

(1)
Audit fees consist of estimated fees for professional services rendered for the audit of our annual financial statements included in our Form 10-K filing and review of financial statements included in our quarterly Form 10-Q filings, reviews of registration statements and issuances of consents, comfort letters and services that are normally provided in connection with statutory and regulatory filings or engagements and due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions.

Pre-Approval Policies and Procedures

Our Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2022 and 2021. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the voting power of the votes cast affirmatively or negatively on the proposal will be required to ratify the selection of MHM. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. The approval of Proposal 3 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF Mayer Hoffman McCann P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

PROPOSAL 4:

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, our stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors. At our 2019 annual meeting of stockholders, our Board recommended, and our stockholders approved, holding an advisory vote on the compensation of our named executive officers every year. We believe an annual vote allows for a meaningful evaluation period of performance against our compensation practices.

Although the vote is non-binding, our Compensation Committee and Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the Executive Compensation and Other Information section of this proxy statement, our executive compensation program is designed to attract, retain, and motivate individuals with superior ability, experience, and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. We urge stockholders to read the Executive Compensation and Other Information section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the Board of Directors believe that our executive compensation program fulfills these goals and is reasonable, competitive, and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Histogen Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Histogen Inc.’s Proxy Statement for the 2023 Annual Meeting.”

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the voting power of the votes cast affirmatively or negatively on the proposal will be required to approve the advisory vote regarding the compensation of the named executive officers. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of April 27, 2023, by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 27, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 4,271,759 shares of our common stock outstanding as of April 27, 2023. Shares of our common stock that a person has the right to acquire within 60 days of April 27, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed in the following table is c/o Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
5% Stockholders
Intracoastal Capital, LLC (2)	240,375	5.3%
Directors and Executive Officers
Jonathan Jackson (3)	120,830	2.8%
Steven J. Mento, Ph.D. (4)	6,858	*
David H. Crean, Ph.D. (5)	6,119	*
Brian Satz (6)	4,865	*
Daniel L. Kisner, M.D. (7)	3,672	*
Susan R. Windham-Bannister, Ph.D. (5)	2,000	*
Rochelle Fuhrmann (5)	2,000	*
Susan A. Knudson	—	*
Joyce Reyes	—	*
All current directors and executive officers as a group (9 persons) (8)	146,343	3.4%

* Less than one percent.

(1)
Percentage ownership is calculated based on 4,271,759 shares of our common stock outstanding on April 27, 2023.
(2)
Represents shares of Common Stock beneficially owned by Intracoastal Capital, LLC (“Intracoastal”) on December 31, 2022, as indicated in the entity’s Schedule 13G/A filed with the SEC on February 8, 2023, which consisted entirely of shares of Common Stock issuable upon exercise of warrants held by Intracoastal. Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal. The business address of Intracoastal is 245 Palm Trail, Delray Beach, FL 33483.

(3)
Mr. Jackson is Chairman of Lordship Ventures and has beneficial ownership over our securities owned by Lordship. Consists of shares of common stock and 3,000 shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.
(4)
Consists of 3,921 shares of common stock and 2,937 shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.
(5)
Consists of shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.
(6)
Consists of 72 shares of common stock and 4,793 shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.
(7)
Consists of 47 shares of common stock and 3,625 shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.
(8)
Consists of 24,474 shares issuable upon exercise of stock options exercisable within 60 days of April 27, 2023.

For a description of the number of shares subject to outstanding awards and shares remaining available for issuance under our equity compensation plans, in each case as of December 31, 2022, please see “Equity Compensation Plan Information” below.

EXECUTIVE OFFICERS

Our Executive Officers

The following table sets forth information regarding our executive officers as of April 27, 2023:

Name	Age	Position(s)
Steven J. Mento, Ph.D.	71	President and Chief Executive Officer
Susan A. Knudson	59	Executive Vice President, Chief Operations Officer and Chief Financial Officer
Alfred P. Spada, Ph.D.	65	Executive Vice President and Chief Scientific Officer
Joyce Reyes	48	Senior Vice President of Regulatory, Quality, Clinical Operations, and Technical Operations

The biography of Steven J. Mento, Ph.D. can be found under “Information Regarding Directors.”

Susan A. Knudson is our Executive Vice President, Chief Operations Officer and Chief Financial Officer. Ms. Knudson served as our Executive Vice President and Chief Financial Officer from May 2020 to March 2023. Previously, Ms. Knudson served as Senior Vice President, Chief Financial Officer at Pfenex Inc., a biopharmaceutical company, from February 2018 until November 2019. From 2009 to 2017, Ms. Knudson held various roles at Neothetics, Inc., a specialty pharmaceutical company, including Chief Financial Officer from 2014 to 2017 and Vice President of Finance and Administration from 2009 to 2014. Prior to joining Neothetics, Ms. Knudson served as Senior Director of Finance and Administration at Avera Pharmaceuticals, a pharmaceutical company, from May 2002 to January 2009. Prior to May 2002, Ms. Knudson served as Director of Finance and Administration at MD Edge, Inc., a medical communications company, from October 2000 to April 2002. Prior to joining MD Edge, Ms. Knudson served as Assistant Director of Accounting at Isis Pharmaceuticals, a pharmaceutical company, from April 2000 to October 2000. Ms. Knudson has also held senior positions at CombiChem, General Atomics and Deloitte & Touche. Ms. Knudson holds a B.A. in Accounting from the University of San Diego.

Alfred P. Spada, Ph. D. has served as our Executive Vice President and Chief Scientific Officer since February 2023. Dr. Spada is a seasoned veteran of pharmaceutical discovery and development with over 35 years of combined experience in large Pharma and Biotech. Dr. Spada most recently served as President and CEO of Aya Biosciences focused on the discovery and development of novel therapies for the treatment of severe neuropsychiatric disorders where he identified the company’s orally active clinical candidate and completed necessary IND-enabling studies to position the asset for clinical evaluation. Prior to joining Aya Biosciences, Dr. Spada was co-founder, EVP of R&D and CSO of Conatus Pharmaceuticals until its merger with Histogen in May 2020. At Conatus, Dr. Spada was responsible for the management of all preclinical and safety activities and assisted in the generation of IND packages and presentations to support the company’s clinical assets. Prior to Conatus, Dr. Spada was the VP of Preclinical and Pharmaceutical Development at Idun Pharmaceuticals until its acquisition by Pfizer in 2005 and prior to Idun, the Director of Chemistry in the United States for Rhone-Poulenc Rorer and Aventis Pharmaceuticals. Dr. Spada received his Ph.D. in organic chemistry from MIT and conducted post-doctoral studies at Yale. Dr. Spada holds a BS in chemistry from Worcester Polytechnic Institute.

Joyce Reyes has served as our Senior Vice President of Regulatory, Quality, Clinical Operations, and Technical Operations since May 2022. Ms. Reyes is an executive with 20 years of Manufacturing, Regulatory Affairs and Quality Assurance experience in various roles at both small and large biotechnology or pharmaceutical companies. Ms. Reyes has extensive experience in small molecules, recombinant protein (fermentation and cell culture: monoclonal antibodies, enzymes, peptibodies, and biosimilars), cell/gene therapy and viral production processes, as well as auditing various CDMOs/CTLs/CROs. She also has partnership/collaborations with various QPs throughout Europe to conduct audits on their behalf. Ms. Reyes formed Themis Quality and Regulatory Consulting, LLC in 2016. Prior to establishing Themis, she worked in various Quality, Regulatory Affairs, Supply Chain and CMC Project Management roles both as a consultant and full-time employee. Ms. Reyes received the degree of Bachelor of Arts from St. Mary’s College of California, Moraga and a Masters in Health Law from The University of California, San Diego/California Western School of Law. Ms. Reyes is also RAC certified.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid by us during the years ended December 31, 2022 and 2021 to each person who served as our principal executive officer at any time during fiscal year 2022 and our two most highly compensated executive officers other than our principal executive officer of the Company who were serving as executive officers as of December 31, 2022 (collectively our “Named Executive Officers”).

Summary Compensation Table

The following table shows information regarding the compensation of the Named Executive Officers during the fiscal years ended December 31, 2022 and 2021.

Name and Position(s)	Year	Salary	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation	Total
Steven J. Mento, Ph.D.	2022	$531,917	$—	$28,156	$250	$—	$560,322
President & Chief Executive Officer (1)	2021	$49,193	$75,370	$275,438	$—	$—	$400,001
Susan A. Knudson	2022	$465,750	$—	$28,037	$187,450	$—	$681,237
Executive Vice President, Chief Operations Officer & Chief Financial Officer (2)	2021	$385,246	$45,267	$108,640	$—	$—	$539,153
Joyce Reyes	2022	$277,500	$—	$3,963	$—	$—	$281,462
Senior Vice President of Regulatory, Quality, Clinical Operations & Technical Operations (3)

(1)
In accordance with SEC guidance, compensation information for Ms. Reyes for fiscal year 2021 has not been included in this table because Ms. Reyes was not a named executive officer for fiscal year 2021. In May 2022, in connection with Ms. Reyes’ transition to a full-time employee, Ms. Reyes’ salary was increased from $190,000 to $325,000. Ms. Reyes has 100% ownership of Themis, which was paid $23,469 in 2022 by the Company in consideration of regulatory consulting services provided by that entity which services were performed by certain other individual(s) who are employees of Themis. Such amount paid to Themis are not disclosed in the above table for Ms. Reyes because such amounts are not deemed to be compensation for her services.
(2)
Represents the aggregate grant date fair value of the stock awards granted during the relevant fiscal year computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in Note 2 to Histogen’s financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)
Represents the aggregate grant date fair value of the option awards granted during the relevant fiscal year computed in accordance with FASB Topic ASC 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the Company’s financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officer with respect to such awards.
(4)
Represents the $187,200 bonus paid Ms. Knudson in cash for performance during fiscal 2022 and $250 paid to each to Dr. Mento and Ms. Knudson in exchange for RSU cancellations.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into employment agreements with certain of our Named Executive Officers. These agreements set forth the individual’s base salary, annual incentive opportunities, equity compensation and other employee benefits, which are described in this Executive Compensation section. All employment agreements provided for “at-will” employment, meaning that either party could terminate the employment relationship at any time, although those agreements provided that those Named Executive Officers would be eligible for severance benefits in certain circumstances following a termination of employment without cause or resignation for good reason. Our Compensation Committee approved the severance benefits to mitigate certain risks associated with working in a biopharmaceutical company at our current stage of development and to help attract and retain qualified executives.

Executive Compensation Elements

The following describes the material terms of the elements of our executive compensation program during 2022.

Base Salaries

The annual base salaries or base compensation for our Named Executive Officers for 2022 changed from the base salaries in effect for 2021 as set forth in the Summary Compensation Table above. On February 17, 2022, the Board recommended and approved an increase in salary for Dr. Mento to $550,000 effective February 1, 2022 based on his role with the Company being more on a full-time basis, as compared to $333,000 for the part-time position. On November 8, 2021, the Board approved an increased base salary for Ms. Knudson of $450,000, as compared to $355,000 in 2020. Subsequently, on February 17, 2022, the Board approved an increased base salary for Ms. Knudson of $468,000. In May 2022, in connection with Ms. Reyes’ transition to a full-time employee, Ms. Reyes’ salary was increased from $190,000 to $325,000.

Annual Cash Incentive

We may also provide executive officers with annual performance-based cash bonuses, in the Board’s sole discretion, which are specifically designed to reward executives for overall performance of the Company in a given year. The target annual cash bonus amounts relative to base salary vary depending on each executive’s accountability, scope of responsibilities and potential impact on the Company’s performance. In addition, Ms. Knudson was entitled to a target performance-based cash bonuses equal to 40% of base salary in 2022.

The Compensation Committee considers our overall performance for the preceding fiscal year in deciding whether to award a bonus and, if one is to be awarded, the amount of the bonus. The Compensation Committee retains the ability to apply discretion in making adjustments to the final bonus payouts. No annual cash bonuses were paid with respect to 2022 performance, except that Ms. Knudson received a one-time cash bonus in 2022 of $187,200. No annual cash bonuses were paid with respect to 2021.

Equity Incentives

The Compensation Committee considers equity incentives to be important in aligning the interests of our executive officers with those of its stockholders. As part of our pay-for-performance philosophy, its compensation program tends to emphasize the long-term equity award component of total compensation packages paid to our executive officers.

Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our Named Executive Officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, it takes into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to the Company and the size of prior grants.

The Company uses stock options to compensate its Named Executive Officers both in the form of initial grants in connection with the commencement of employment and annual refresher grants. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options in particular provide meaningful incentives to employees to achieve increases in the value of the Company’s stock over time.

Annual grants of equity awards are typically approved by the Board and/or the Compensation Committee during the first quarter of each year, if applicable. While we intend that the majority of equity awards to its employees be made pursuant to initial grants or its annual grant program, the Compensation Committee retains discretion to grant equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances recommended by management or the Compensation Committee.

The exercise price of each stock option grant is the fair market value of the Company’s common stock on the grant date. Time-based stock option awards granted to our Named Executive Officers generally vest over a four-year period as follows: 25% of the shares underlying the option vest on the first anniversary of the date of the vesting commencement date and the remainder of the shares underlying the option vest in equal monthly installments over the remaining 36 months thereafter. From time to time, the Compensation Committee may, however, determine that a different vesting schedule is appropriate. We do not have any stock ownership requirements for our Named Executive Officers.

Employee Benefits Program

Executive officers, including the Named Executive Officers, are eligible to participate in all of our employee benefit plans, including medical, dental, vision, group life, disability insurance, in each case on the same basis as other employees, subject to applicable law. We provide Dr. Mento, Ms. Knudson and Ms. Reyes with term life insurance and disability insurance at our expense. We also provide vacation and other paid holidays to all employees, including executive officers. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. The Company’s Named Executive Officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. Currently, the Company has the ability to match contributions made by participants in the 401(k) plan up to a maximum of $2,500, but these matching contributions are in the sole discretion of the Board and no matching contributions were provided in 2022 or 2021. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes the Company’s employees, including our Named Executive Officers, in accordance with our compensation policies.

Change in Control Benefits

We entered into employment agreements with certain of the Named Executive Officers. These agreements set forth the individual’s base salary, annual incentive opportunities, equity compensation and other employee benefits, which are described in this Executive Compensation section. The employment agreements provide for “at-will” employment, meaning that either party can terminate the employment relationship at any time, although the agreements with Dr. Mento, Ms. Knudson and Ms. Reyes respectively provide that each may be eligible for severance benefits in certain circumstances following a termination of employment without cause, including, but not limited to, continuing compensation equal to twelve (12) months of his or her base salaries, his or her target bonuses for the then-current calendar year and reimbursement for up to twelve (12) months of COBRA premiums.

The Company’s Named Executive Officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of Histogen’s company. The employment agreement of Dr. Mento entitles him to continuing compensation equal to eighteen (18) months of his base salary, instead of twelve (12) months and accelerated vesting of certain equity awards upon a change in control of the Company in certain circumstances. The employment agreements of Ms. Knudson and Ms. Reyes entitles each to accelerated vesting of certain equity awards upon a change in control of the Company in certain circumstances.

Our Compensation Committee approved the severance benefits to mitigate certain risks associated with working in a biopharmaceutical company at our current stage of development and to help attract and retain qualified executives.

Pay Versus Performance Table

The following table shows the total compensation for our NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our PEO (Steve Mento, Chief Executive Officer since 11/8/2021), PEO-2 (Richard Pascoe, CEO from 1/24/2019 to 11/8/2021) and on an average basis, our other NEOs (in each case, as determined under SEC rules), our TSR and our net income.

Fiscal Year	SCT For PEO Mento	CAP For PEO Mento	SCT For PEO2 Pascoe	CAP For PEO2 Pascoe	Average SCT for Other NEOs	Average CAP For Other NEOs	TSR	Net Income
(a)	(b)[1]	(c)[2]	(d)[1]	(e)[2]	(f)[3]	(g)[2]	(h)[4]	(i)
2022	$560,322	$403,204	$0	$0	$481,350	$441,185	$5.47	($10,644)
2021	$400,001	$194,546	$779,244	$435,936	$729,699	$631,310	$43.89	($15,009)

________

1.
The dollar amounts reported in column (b) and (d) are the amounts of total compensation reported for PEO (Mento) and PEO2 (Pascoe) and the other Named Executive Officers for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 38 of this proxy statement.
2.
The dollar amounts reported in column (c), (e), and (g) represent the amount of “compensation actually paid” (otherwise known as CAP), as computed in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award. The following table details these adjustments:

Fiscal Year		SCT (A)	Grant Date Value of New Awards (B)	Year End Value of New Awards (i)	Change in Value of Prior Awards (ii)	Change in Value of Vested Awards (iii)	Change in Value of Awards that Failed to Meet Vesting Conditions (iv)	TOTAL Equity CAP (C)=(i)+(ii)+(iii)+(iv)	CAP (D) =(A)+(B)+(C)
2022	PEO	$560,322	($28,156)	$1,981	($48,528)	($82,415)	$0	($128,962)	$403,204
	PEO2	$0	$0	$0	$0	$0	$0	$0	$0
	NEOs	$481,350	($16,000)	$3,166	($5,162)	($22,169)	$0	($24,164)	$441,185
2021	PEO	$400,001	($350,808)	$146,249	$0	($896)	$0	$145,353	$194,546
	PEO2	$779,244	($335,620)	$0	$0	$5,123	($12,811)	($7,688)	$435,936
	NEOs	$729,699	($124,052)	$36,284	($4,504)	$1,226	($7,343)	$25,663	$631,310

__________

A.
The dollar amounts reported in the Summary Compensation Table for the applicable year.
B.
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
C.
The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
i.
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
ii.
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
iii.
for awards that vest in applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year.
iv.
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year.

The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.

D.
“Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules
3.
The dollar amounts reported in column (f) are the average amounts of total compensation reported for the other Named Executive Officers for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 38 of this proxy statement. For 2022, the other NEOs were Susan Knudson and Joyce Reyes. For 2021, the other NEOs were Susan Knudson, Moya Daniels and Martin Latterich.
4.
TSR determined in Column (j) is based on the value of an initial fixed investment of $100 as of December 31, 2020.

Relationship Between “Compensation Actually Paid” and Performance Measures

The following graphs illustrate the alignment between compensation actually paid to the NEOs and the Company’s TSR and Net Income. Specifically, a large portion of the NEOs’ compensation is reliant on TSR and as such the CEO and Other NEOs’ “compensation actually paid” each year was aligned with our TSR performance and increased when our TSR performance increased but declined when our TSR performance declined. The charts below show the relationship of “compensation actually paid” to (i) the Company’s TSR; and (ii) the Company’s net income.

Histogen TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
Value of $100 Investment From 12/31/2020
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$0.19
$0.63
$0.44
$43.89
$0.40
$0.44
$5.47
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
PEO 2 CAP ($M)
HSTO

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a clinical stage therapeutics company that has not generated any revenues from the sale of products.

Histogen Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
Net Income
($2)
($4)
($6)
($8)
($10)
($12)
($14)
($16)
$0.19
$0.63
$0.44
($15.01)
$0.40
$0.44
($10.64)
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
PEO 2 CAP ($M)
Net Income ($M)

Outstanding Equity Awards at December 31, 2022

The following table sets forth specified information concerning outstanding equity incentive plan awards for each of the Named Executive Officers outstanding as of December 31, 2022.

			Option Awards (1)(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Non- Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price		Option Expiration Date
Steven J. Mento, Executive Chairman and Interim President and Chief Executive Officer	2/4/16	937	—	—		$370	2/3/26
	10/7/20	1,000	—	—		$37.80	10/7/30
	9/2/21	1,000	—	—		$16.44	9/2/31
	11/8/21	4,723	14,169 (3)	—		$14.60	11/8/31
	2/24/22	—	7,582 (4)	—		$5.40	2/24/32
Susan A. Knudson,	5/27/20	4,008	2,198 (4)	—		$92.20	5/27/30
Executive Vice	1/13/21	2,683	2,917 (4)	—		$19.40	1/13/31
President, Chief Financial Officer & Corporate Secretary	2/17/22	—	8,490 (4)	—		$4.80	2/17/32
Joyce Reyes	2/17/22	—	1,200 (4)	—		$4.80	2/17/32
Senior Vice President of Regulatory, Quality, Clinical Operations, and Technical Operations	2/17/22 6/1/22	— —	4,452 (4) 7,833 (4)	— —	$ $	4.80 3.20	2/17/32 6/1/32

(1)
Except as otherwise noted, all stock options have a term of ten years from the date of grant and vest over four years, with 25% of the shares subject to the options vesting on the first anniversary of the date of grant and the remainder vesting in 36 monthly tranches thereafter. For a description of the accelerated vesting provisions applicable to the stock options granted to the Named Executive Officer, see “Change in Control Payments” above.
(2)
On November 8, 2021, Dr. Mento and Ms. Knudson were granted restricted stock units (RSUs), in the amount of 11,420 and 6,859, respectively, as split adjusted. One hundred percent of the RSUs were to vest upon the earlier to occur of (i) one (1) year after the grant date or (ii) a change of control of the Company, subject to his or her continued service to the Company. Such RSU awards were cancelled as of November 7, 2022 prior to any vesting or exercisability thereof and as a result, such RSU awards are not reflected in the above table.
(3)
Twenty-five percent (25%) of the option award shall vest on the annual anniversary of the option award so that one hundred percent (100%) of the option award shall vest by the fourth anniversary of the grant date, subject to Dr. Mento’s continuing to provide services to the Company through the relevant vesting dates.
(4)
Twenty-five percent (25%) of the option award shall vest on the annual anniversary of the option award and the remaining 1/36 of the shares vest on a monthly basis thereafter.

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

In addition, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of December 31, 2022 about shares of our Common Stock that may be issued upon the exercise of options under our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
Equity compensation plans approved by security holders (3)(4)	109,266	$54.55	100,577
Equity compensation plans not approved by security holders (5)	8,900	73.43	—
Total	118,166	55.97	100,577

(1)
Consists of the weighted average exercise price of outstanding options as of December 31, 2022.
(2)
Consists of shares of Common Stock that remain available for future issuance under the Company’s 2020 Incentive Award Plan (the “2020 Plan”) and Conatus’ 2013 Plan as of December 31, 2022.
(3)
Consists of options outstanding as of December 31, 2022 under the 2020 Plan and the 2013 Plan.
(4)
The number of shares of Common Stock available for issuance under the 2020 Plan will increase automatically on January 1st of each year, beginning January 1, 2021 and ending with the last January 1 during the initial ten year term of the 2020 Plan, equal to the lesser of (i) five percent of the number of shares of the Company’s Common Stock outstanding on the final day of the immediately preceding calendar year, and (ii) such lesser number of shares of the Company’s common stock as determined by the Company’s board of directors.
(5)
Consists of the Private Histogen 2007 Stock Plan and the Private Histogen 2017 Stock Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Lordship

Lordship, with its predecessor entities along with its principal owner, Jonathan Jackson, have invested and been affiliated with Private Histogen since 2010. As of December 31, 2022 and 2021, Lordship controlled approximately 2.8% and 4.7% of the Company’s outstanding voting shares, respectively, and currently holds two Board of Director seats. In November 2012, Private Histogen entered into a Strategic Relationship Success Fee Agreement with Lordship (the “Success Fee Agreement”). The Success Fee Agreement causes certain payments to be made from the Company to Lordship equal to 1% of certain product revenues and 10% of certain license and royalty revenues generated from our Human Multipotent Cell Conditioned Media, or CCM, and our Human Extracellular Matrix, or hECM, in connection with the Company’s biologics technology platform. The Success Fee Agreement also stipulates that if the Company engages in a merger or sale of all or substantially all (defined as 90% or more) of its assets or equity to a third party, then the Company has the option to terminate the agreement by paying Lordship the fair market value of future payments with the minimum payment being at least equal to the most recent annual payments Lordship has received. The Success Fee Agreement was amended in August 2016, but continues to carry the same rights to certain payments. We recognized an expense to Lordship for the years ended December 31, 2022 and 2021 totaling $375,000 and $10,000, respectively, all of which is included in general and administrative expenses on the accompanying consolidated statements of operations. As of December 31, 2022 and 2021, there was a balance of $10,000 and $12,000, respectively, paid to Lordship included as a component of other assets on the accompanying consolidated balance sheets in connection with the deferral of revenue from the Allergan license transfer agreements.

Indemnification Agreements

Our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation, as amended and our amended and restated bylaws. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Party Transactions

Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have adopted a written procedure for review of, or standards for approval of, these transactions by our Audit Committee.

STOCKHOLDER PROPOSALS

Proposals of stockholders, including nominations for candidates for membership on the Board, intended to be presented at our annual meeting of stockholders to be held in 2024 must be received by us no later than January 4, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2023 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must meet the requirements in our amended and restated bylaws and be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than February 21, 2024 and no later than March 22, 2024. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and no later than the 90th calendar day prior to such annual meeting or, if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the requirements of our amended and restated bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than April 21, 2024.

ANNUAL REPORT

Our Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121, Attention: Corporate Secretary.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement and annual report, or if applicable, proxy materials, without charge by sending a written request to Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121, Attention: Corporate Secretary or by calling (858) 526-3100. We will promptly send additional copies of our proxy statement and annual report, or if applicable, the proxy materials, upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of our proxy statement and annual report can request delivery of a single copy of our proxy statement and annual report by contacting their broker, bank or other intermediary or sending a written request to Histogen Inc., 10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121, Attention: Corporate Secretary or by calling (858) 526-3100

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. It is important that your shares be represented at the 2023 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors

Steven J. Mento, Ph.D.
President and Chief Executive Officer

San Diego, California

May 1, 2023

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HSTO2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. HISTOGEN INC. P.O. BOX 8016 CARY, NC 27512-9903 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V17360-P93068 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HISTOGEN INC. The Board of Directors recommends you vote FOR the following nominee: 1. Election of a Class I Director Nominee: 1a. Daniel L. Kisner, M.D. For Withhold The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of an amendment to our 2020 Incentive Award Plan (the “2020 Plan”) to increase the number of shares authorized for issuance thereunder by 500,000 shares. 3. Ratification of the selection of Mayer Hoffman McCann P.C. (MHM) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. On an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement for our 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission. For Against Abstain NOTE: Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V17361-P93068 HISTOGEN INC. Annual Meeting of Stockholders Tuesday, June 20, 2023 8:00 AM, Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Steven J. Mento, Ph.D. and Susan A. Knudson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Histogen Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card. Continued and to be signed on reverse side

ANNEX A

HISTOGEN INC.

AMENDED AND RESTATED 2020 INCENTIVE AWARD PLAN

ARTICLE 1 PURPOSE

1.1. The purpose of the Histogen Inc. 2020 Incentive Award Plan, as amended in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of January 28, 2020 (the “Merger Agreement”), by and among Conatus Pharmaceuticals Inc (renamed Histogen Inc.)., a Delaware corporation, Chinook Merger Sub, Inc., a Delaware corporation, and Histogen Inc. (renamed Histogen Therapeutics Inc.), a Delaware corporation (and as it may be further amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Histogen Inc. (f/k/a Conatus Pharmaceuticals Inc.) (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2 DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

2.3 “Amendment Date” shall have the meaning given to such term in Section 12.3.

2.4 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.5 “Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.6 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.7 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.8 “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

2.9 “Board” shall mean the Board of Directors of the Company.

2.10 “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Holder and a Participating Company applicable to an Award, any of the following: (i) the Holder’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Holder’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Holder’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Holder’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Holder which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Holder’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Holder of any employment or service agreement between the Holder and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Holder’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Holder’s ability to perform his or her duties with a Participating Company.

2.11 “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 12.2 is appropriate.

2.12 “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) the date on which individuals who constitute the Board as of the Effective Date and any new Director (other than a Director whose initial assumption of office is directly connected with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds(2/3) of the Directors then still in office who either were Directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of Directors serving on the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or re-domestication of the Company or to form a holding company or any similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company(not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

2.13 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.14 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 11.1.

2.15 “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.16 “Company” shall have the meaning set forth in Article 1.

2.17 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.18 “Director” shall mean a member of the Board, as constituted from time to time.

2.19 “Disability” means the inability of the Holder, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Holder’s position with the Participating Company Group because of the sickness or injury of the Holder.

2.20 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.21 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.22 “Effective Date” shall have the meaning given to such term in Section 12.3.

2.23 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.24 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.25 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.26 “Exempt Award” shall mean the following:

(a) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Law.

(b) An award that an Eligible Individual purchases at Fair Market Value (including awards that an Eligible Individual elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

2.27 “Expiration Date” shall have the meaning given to such term in Section 12.1.

2.28 “Fair Market Value” means, as of any date, the fair market value of any property as determined by the Administrator in its sole discretion; provided, that the value of a Share shall be determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.29 “Good Reason” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Holder and the Company (or its successor) applicable to an Award, the Holder’s voluntary resignation of service within sixty (60) days after the occurrence of one or more of the following circumstances, provided that the Holder has notified the Company (or its successor) in writing of the Holder’s assertion that one of the following circumstances has occurred, which notice has been delivered within thirty

(30) days following the Holder becoming aware of such circumstance: (i) a reduction of more than ten percent (10%) in the Holder’s base salary as then in effect, unless the reduction is made as part of, and is generally consistent with, a general reduction of similarly situated Holders; or (ii) relocation of the Holder’s principal place of work to a location resulting in an increase in the Holder’s daily commute to such principal place of work by more than thirty-five (35) miles, without the Holder’s prior written approval; provided, however, that the Company (or its successor) has been provided with written notice of the circumstance and thirty(30) days from the receipt of written notice in which to cure such circumstance and the Company (or its successor) fails to cure such circumstance during such thirty-day period.

2.30 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.31 “Holder” shall mean a person who has been granted an Award.

2.32 “Incentive Compensation” means annual cash bonus and any Award.

2.33 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.34 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.35 “Non-Employee Director Compensation Program” shall have the meaning set forth in Section 4.6.

2.36 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.37 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5.An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.38 “Option Term” shall have the meaning set forth in Section 5.6.

2.39 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.40 “Participating Company” means the Company and or any Parent or Subsidiary.

2.41 “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

2.42 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

2.43 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more performance criteria. Depending on the performance criteria used to establish Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. Unless otherwise determined by the Administrator, the achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.44 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.45 “Performance Stock Unit” shall mean a Performance Award awarded under Section 8.1 which is denominated in units of value including dollar value of Shares.

2.46 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.47 “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

2.48 “Plan” shall have the meaning set forth in Article 1.

2.49 “Prior Plan” shall mean the Histogen Inc. 2013 Equity Incentive Plan (f/k/a the Conatus Pharmaceuticals Inc. 2013 Equity Incentive Plan), as such plan may be amended from time to time.

2.50 “Prior Plan Award” shall mean an award outstanding under the Prior Plan as of the Effective Date.

2.51 “Restricted Stock” shall mean Common Stock awarded under Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.52 “Restricted Stock Unit” shall mean the right to receive Shares or cash awarded under Article 7.

2.53 “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

2.54 “Securities Act” shall mean the Securities Act of 1933,as amended.

2.55 “Shares” shall mean shares of Common Stock.

2.56 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9.

2.57 “Stock Appreciation Right Term” shall have the meaning set forth in Section 9.4.

2.58 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.59 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.60 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.61 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non- Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service (and result in such Incentive Stock Option ceasing to be treated as such for tax purposes and to instead be treated as a Non-Qualified Stock Option) only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee- employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain an Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) The maximum number of Shares reserved and available for issuance under the Plan is the sum of: (i) 918,538 Shares; plus (ii) any Shares which as of the Effective Date are subject to the Prior Plan Awards which become available for issuance under the Plan pursuant to Section 3.1(b) following the Effective Date; plus (iii) an annual increase on the first day of each calendar year beginning with the first January 1 following the Amendment Date and ending with the last January 1 during the initial ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, Shares issued under the Plan with respect to an Exempt Award shall not count against such share limit. No more than 42,500 Shares (as increased on an annual basis, on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten year term of the Plan, by the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year; (B) 30,357 Shares, and (C) such lesser number of Shares as determined by the Board) shall be issued pursuant to the exercise of Incentive Stock Options.

(b) If an Award entitles the Holder to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award or Prior Plan Award are forfeited, cancelled, exchanged or surrendered or if an Award or Prior Plan Award otherwise terminates or expires without a distribution of shares to the Holder, in each case following the Effective Date, the Shares with respect to such Award or Prior Plan Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the exercise price of an Award or Prior Plan Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the exercise price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award or Prior Plan Award shall no longer be available for grant under the Plan. Upon the exercise of any Award or Prior Plan Award granted in tandem with any other Awards or Prior Plan Awards, such related Awards or Prior Plan Awards shall be cancelled to the extent of the number of Shares as to which the Award or Prior Plan Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE 4 GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Compensation Program, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4. At-Will Employment; Voluntary Participation. Nothing in the Plan or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company or any Subsidiary operates or has Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6 Non-Employee Director Awards. The Administrator, in its discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Compensation Program”), subject to the limitations of the Plan. The

Non-Employee Director Compensation Program shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non- Employee Director Compensation Program may be modified by the Administrator from time to time in its discretion.

4.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone,in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5 OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) unless otherwise determined by the Administrator. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.3 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary or any other criteria selected by the Administrator, including Performance Goals or Performance Criteria. At any time after the grant of an Option, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire upon Termination of Service.

5.4 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop- transfer notices to agents and registrars.

(c) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

5.5 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

5.6 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its discretion; provided, however, that the Option Term shall not be more than 10 years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 5.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Option relating to such a Termination of Service.

5.7 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code)are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

5.8 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 6 RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2 Rights as Stockholders. Subject to Section 6.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, dividends declared with respect to an Award prior to Restricted Stock becoming vested shall only become payable if (and to the extent) the underlying Restricted Stock vests.

6.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, Performance Goals, Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

6.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 7 RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

7.2 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

7.3 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

7.4 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise set forth in an applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 10.4, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

7.5 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 8

PERFORMANCE AWARDS,DIVIDEND EQUIVALENTS, STOCK PAYMENTS

8.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and other Awards of cash bonuses or other cash awards determined in the Administrator’s discretion from time to time, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units and any cash awards, may be linked to the attainment of the Performance Goals or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards, may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b) Without limiting Section 8.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, that are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any

Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 9

STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan)to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Unless otherwise determined by the Administrator, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

9.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, Performance Criteria, Performance Goals or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, the portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall automatically expire upon Termination of Service.

9.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop- transfer notices to agents and registrars.

(c) In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

9.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 9.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

9.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 9 shall be in cash, Shares(based on Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

9.6 Expiration of Stock Appreciation Right Term. Automatic Exercise of In-The- Money Stock Appreciation Rights. Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 9.6 shall not apply to a Stock Appreciation Right if the Holder of such Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 9.6.

ARTICLE 10 ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator in its discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator shall determine the methods by which payments by any Holder with respect to the tax withholding obligations with respect to any Awards granted under the Plan shall be made, which methods may include any of the methods permitted under Section 10.1 above. Without limiting the foregoing, the Administrator, in its discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless otherwise determined by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for Cause; and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Repricing. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Option or Stock Appreciation Right to reduce its price per share or cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.

ARTICLE 11 ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non- Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Goals or Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether ,to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, or take administrative actions with respect to Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12 MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date the Plan is first adopted by the Board (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2 Equitable Adjustments.

(a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment (as determined by the Administrator, in its sole discretion) shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan and (ii) the kind and number of securities subject to, and any purchase price, exercise price or base price of, any outstanding Awards granted under the Plan; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Except to the extent determined by the Administrator, any adjustments to Incentive Stock Options under this Section 12.2 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3)of the Code. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The Administrator’s determinations pursuant to this Section 12.2 shall be final, binding and conclusive.

(b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate exercise price or base price thereof, if any; provided, however, that if the exercise price or base price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Holder.

(c) Notwithstanding anything to the contrary herein, in the event of a payment of a dividend or distribution to the stockholders of the Company (other than in the form of Shares or regular, periodic cash dividends) that has a material effect on the Fair Market Value of Shares or in the event of a stock dividend, in each case, the payment of which constitutes a Change in Capitalization (the per Share Fair Market Value of such dividend or distribution, the “Dividend”), with respect to the outstanding Options, the Administrator may (but, for avoidance of doubt, is not required to) take the following action to perform the adjustment required by Section 12.2(a): (1) with respect to the vested portion of any outstanding Option, cause the Company to pay to the Holder holding such Option the product of the Dividend and the number of Shares underlying the vested portion of such Option (in each case, in the same form and at the same time as the other shareholders are receiving such Dividend), and (2) with respect to each unvested portion of any outstanding Option, cause the Company to pay to the Holder holding such Option the product of the Dividend and the number of Shares underlying the unvested portion of such Option within fifteen (15) days of such unvested portion of the Option vesting (in each case, in the same form as the other shareholders are receiving such Dividend); provided that if any payment pursuant to this sentence results in a payment of a fractional Share, the payment shall be rounded down to the nearest whole Share.

(d) Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Administrator may provide for any one or more of the following in connection with a Change in Control:

(i) In its discretion, the Administrator may provide in the grant of any Award or at any other time may take action it deems appropriate to provide for acceleration of the exercisability and/or vesting in connection with a Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Holder’s provision of services prior to, upon, or following the Change in Control, and to such extent as the Administrator determines.

(ii) In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Holder, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Administrator, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Administrator may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, solely common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. If outstanding Awards that are in-the-money will not be assumed by the Acquiror, the Administrator shall cause written notice of a proposed Change in Control to be given to Holders holding such in-the-money Awards not less than five (5) business days before the anticipated effective date of such proposed Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(iii) The Administrator may, in its discretion and without the consent of any Holder, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Administrator) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable amount of future payment of such consideration, or, in the alternative, may submit such amounts to same contingencies and timely restrictions in payments to stockholders in general. In the event such determination is made by the Board, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per Share in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Holders in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

(e) The Administrator, in its discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable the Award.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Change in Capitalization, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Effective Date and Approval of Plan by Stockholders. The Plan was approved by the Board on March 30, 2020 and the stockholders of the Company on May 26, 2020 (the “Effective Date”). The Board subsequently approved the amendment to the Plan on April 25, 2023 (the “Amendment Date”); provide that it is approved by an affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal) of the Company’s stockholders at a duly held meeting prior to such date (in accordance with the Company’s bylaws). If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and shall be null and void ab initio.

12.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Clawback.

(a) If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive

Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

12.10 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.11 Section 409A. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Holder shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Holder under the Plan or any Award until the Holder would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Holder shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

12.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.14 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

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